CANYON COPPER CORP.

(INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA)

NUMBER
CERT.9999

SHARES
9,000,000********
9,000,000******
****9,000,000********
*****9,000,000*******
******9,000,000******

THIS CERTIFIES THAT

*** SPECIMEN ***

CUSIP: 138763305
ISIN: US1387633050

is the registered owner of

*** NINE MILLION AND 00/100 ***

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITH PAR VALUE OF $0.00001 OF

CANYON COPPER CORP.

transferable only on the books of the Corporation by the registered holder in person or by duly authorized Attorney on surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers.

DATED: JANUARY 01, 2009

COUNTERSIGNED by
Pacific Stock Transfer Company
4045 South Spencer Street, Suite 403
Las Vegas, NV 89119
Main Transfer Agent

By____________________
AUTHORIZED OFFICER

OR

COUNTERSIGNED by
Equity Financial Trust Company
200 University Avenue, Suite 400
Toronto, ON M5H 4H1
Co-Transfer Agent

By____________________
AUTHORIZED OFFICER

Chief Financial Officer

Chief Executive Officer

The Shares represented by this Certificate are transferable at the offices of Pacific Stock Transfer Company, Las Vegas, Nevada, USA and at the offices of Equity Financial Trust Company, Toronto, Ontario, Canada.

SECURITY INSTRUCTIONS ON REVERSE VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

4432369

FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

____

____ Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said Stock on the Books of the within named Corporation, with full power of substitution in the premises.

Dated ____________________

Signature: ____________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

In the presence of:

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVING AND LOANS ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE Ad-15.

999999 TIR5405 ACCT9999 CERT 9999

RESTRICTIONS

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANÉ, NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE